                                                               Exhibit 10.03

                AMENDMENT NUMBER FOUR TO IRU CAPACITY AGREEMENT


This Amendment Number Four ("Amendment"), effective as of the date signed by both parties (the "Effective Date"), amends the IRU Capacity Agreement ("Agreement") entered into as of December 19, 1998 between AT&T Corp. ("AT&T"), a New York corporation with offices at 295 North Maple Avenue, Basking Ridge, New Jersey 07920, and At Home Corporation, ("@Home"), a Delaware corporation with a principal place of business located at 425 Broadway, Redwood City, CA 94063, as previously amended, as follows:

1. Under the terms of Section 6.1 of the Agreement, @Home has the right to request an upgrade of the @Home Backbone Network to include additional network electronics, referred to in the Agreement as a Requested Upgrade. @Home has exercised this right with respect to the four Routes listed below in order to create an express route between San Jose, CA (SNJSCA02) and Camden, NJ (CMDNNJCE).

  No.             City A                    City Z                  CLLI Code A             CLLI Code Z

   1            San Jose, CA              Longmont, CO               SNJSCA02               LNMTCO01
   2            Longmont, CO              Chicago, IL                LNMTCO01               CHCGILCLW60
   3            Chicago, IL               Cleveland, OH              CHCGILCLW60            CLEVOHO2S10
   4            Cleveland, OH             Camden, NJ                 CLEVOHO2S1             CMDNNJCE

2. The Upgrade Cost associated with this Requested Upgrade and calculated under the provisions of Section 7.1 is $2,482,680. @Home shall pay $248,268 to AT&T within ten days after the Effective Date, and $2,234,412 within ten days after the Acceptance Date of the Requested Upgrade.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment as of the Effective Date.



AT&T CORP.                              AT HOME CORPORATION

By: /s/                                 By: /s/ Milo Medin
   ------------------------                ----------------------------
Title: President                        Title: CTO, SVP Engineering
      ---------------------                   -------------------------
Date: 5/17/00                           Date: 5/8/00
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